Execution Version REGISTRATION RIGHTS AGREEMENT BY AND AMONG LUNA INNOVATIONS INCORPORATED AND THE SIGNATORIES HERETO Dated as of December 21, 2023

Execution Version

Table of Contents

		Page
ARTICLE I Resale Shelf Registration		1
Section 1.1.	Resale Shelf Registration Statement	1
Section 1.2.	Effectiveness Period	2
Section 1.3.	Subsequent Shelf Registration	2
Section 1.4.	Demand Registration	2
Section 1.5.	Supplements and Amendments	3
Section 1.6.	Subsequent Holder Notice	3
Section 1.7.	Underwritten Offering	3
Section 1.8.	Take-Down Notice	4
Section 1.9.	Block Trade	4
Section 1.10.	Terms of Offering	5
ARTICLE II Company Registration		5
Section 2.1.	Notice of Registration	5
Section 2.2.	Underwriting	5
Section 2.3.	Right to Terminate Registration	6
ARTICLE III Additional Provisions Regarding Registration Rights		6
Section 3.1.	Registration Procedures	6
Section 3.2.	Limitation on Subsequent Registration Rights	9
Section 3.3.	Expenses of Registration	9
Section 3.4.	Information by Holders	10
Section 3.5.	Rule 144 Reporting	11
ARTICLE IV Indemnification		11
Section 4.1.	Indemnification by Company	11
Section 4.2.	Indemnification by Holders	12
Section 4.3.	Notification	13
Section 4.4.	Contribution	13
ARTICLE V Termination of Registration Rights; ASSIGNMENT		14
Section 5.1.	Termination of Registration Rights	14
Section 5.2.	Assignment	14

3 ARTICLE VI Miscellaneous. ........................................................................................................15 Section 6.1. Counterparts ..................................................................................................15 Section 6.2. Governing Law; Waiver of Jury Trial ...........................................................15 Section 6.3. Entire Agreement; No Third Party Beneficiary ............................................16 Section 6.4. Expenses ........................................................................................................16 Section 6.5. Notices...........................................................................................................16 Section 6.6. Successors and Assigns .................................................................................17 Section 6.7. Headings ........................................................................................................17 Section 6.8. Amendments and Waivers ............................................................................17 Section 6.9. Interpretation; Absence of Presumption........................................................17 Section 6.10. Severability ...................................................................................................18

1 REGISTRATION RIGHTS AGREEMENT This REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is entered into as of December 21, 2023, by and among Luna Innovations Incorporated, a Delaware corporation (the “Company”), and the entities that are signatories hereto (each, an “Investor” and collectively, the “Investors”). Capitalized terms used but not defined elsewhere herein are defined in Exhibit A. Concurrently with this Agreement, the Company is entering into a Subscription Agreement with the Investors (as amended from time to time, the “Subscription Agreement”), pursuant to which, among other things, (i) the Company is selling to the Investors, and the Investors are, severally and not jointly, purchasing from the Company, an aggregate of 52,500 shares of a newly- created series of preferred stock of the Company titled “Series B Convertible Preferred Stock”, with a par value of $0.001 per share (the “Convertible Preferred Stock”), and (ii) the Company is granting to the Investors an option to purchase, in the aggregate, up to 12,500 additional shares of Convertible Preferred Stock. As a condition to each of the parties’ obligations under the Subscription Agreement, the Company and the Investors are entering into this Agreement for the purpose of granting certain registration and other rights to the Investors. In consideration of the premises and the mutual representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows: ARTICLE I RESALE SHELF REGISTRATION Section 1.1. Resale Shelf Registration Statement. Subject to the other applicable provisions of this Agreement, the Company shall file a registration statement covering the sale or distribution from time to time by the Holders, on a delayed or continuous basis pursuant to Rule 415 of the Securities Act of all of the securities that are Registrable Securities as of the time of such filing on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, then such registration shall be on another appropriate form and shall provide for the registration of such Registrable Securities for resale by such Holders in accordance with any reasonable method of distribution elected by the Holders) (the “Resale Shelf Registration Statement” and such registration, the “Resale Shelf Registration”), and if the Company is a WKSI as of the filing date, the Resale Shelf Registration Statement shall be an Automatic Shelf Registration Statement. If the Resale Shelf Registration Statement is not an Automatic Shelf Registration Statement, then the Company shall use its reasonable best efforts to cause such Resale Shelf Registration Statement to be declared effective by the Commission as promptly as practicable after the filing thereof, but in any event prior to the date that is twelve (12) months following the Initial Closing Date (the “Effectiveness Deadline”).

2 Section 1.2. Effectiveness Period. Once declared effective, the Company shall, within two (2) Business Days thereof, but in any event prior to the Effectiveness Deadline, file a prospectus supplement pursuant to Rule 424(b) of the Securities Act and, subject to the other applicable provisions of this Agreement, use its reasonable best efforts to cause the Shelf Registration Statement to be continuously effective and usable until the Registration Rights Termination Date (the “Effectiveness Period”).Subsequent Shelf Registration. If (i) any Shelf Registration ceases to be effective under the Securities Act for any reason at any time during the Effectiveness Period, or (ii) the Company issues additional Registrable Securities to a Holder that are not covered by any previously filed Shelf Registration, including, but not limited to, in an Optional Share Purchase Closing if such Optional Share Purchase Closing occurred following the filing of the initial Resale Shelf Registration Statement, the Company shall use its reasonable best efforts to, in the case of clause (i), promptly cause such Shelf Registration to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf Registration), and in any event shall within fifteen (15) days of such cessation of effectiveness, amend such Shelf Registration in a manner reasonably expected to obtain the withdrawal of any order suspending the effectiveness of such Shelf Registration or, in the case of clause (i) or (ii), promptly file an amendment or a post-effective amendment to a previously filed registration statement or file an additional registration statement (each, a “Subsequent Shelf Registration Statement” and each such registration, a “Subsequent Shelf Registration”) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by Holders thereof of all securities that are Registrable Securities as of the time of such filing. Notwithstanding the forgoing, in no event shall the Company be required to file more than two (2) Subsequent Shelf Registration Statements in any twelve (12) month period. If a Subsequent Shelf Registration is filed, the Company shall use its reasonable best efforts to (a) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as is reasonably practicable after such filing, but in no event later than the date that is thirty (30) days after such Subsequent Shelf Registration is filed, or sixty (60 days) after such Subsequent Shelf Registration is filed if such Subsequent Shelf Registration is reviewed by the staff of the SEC, and (b) keep such Subsequent Shelf Registration (or another Subsequent Shelf Registration) continuously effective until the end of the Effectiveness Period. Any such Subsequent Shelf Registration shall be a registration statement on Form S-3 to the extent that the Company is eligible to use such form, and if the Company is a WKSI as of the filing date, such registration statement shall be an Automatic Shelf Registration Statement. Otherwise, such Subsequent Shelf Registration shall be on Form S-1 or another appropriate form and shall provide for the registration of such Registrable Securities for resale by such Holders in accordance with any reasonable method of distribution elected by the Holders.Demand Registration. In addition to the foregoing, if a Shelf Registration is not effective under the Securities Act for any reason at any time during the Effectiveness Period, the Holders may request registration under the Securities Act of all or any portion of their Registrable Securities, and the Company shall file a registration statement (each, a “Demand Shelf Registration Statement” and each such registration, a “Demand Shelf Registration”) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by Holders thereof of all securities that are Registrable

3 Securities as of the time of such filing. If a Demand Shelf Registration is filed, the Company shall use its reasonable best efforts to (a) cause such Demand Shelf Registration to become effective under the Securities Act as promptly as is reasonably practicable after such filing, but in no event later than the date that is thirty (30) days or, if the Demand Shelf Registration is reviewed by the staff of the SEC, the date that is ninety (90) days after such Demand Shelf Registration is filed and (b) keep such Demand Shelf Registration (or another Demand Shelf Registration) continuously effective until the end of the Effectiveness Period. Any such Demand Shelf Registration shall be a registration statement on Form S-3 to the extent that the Company is eligible to use such form, and if the Company is a WKSI as of the filing date, such registration statement shall be an Automatic Shelf Registration Statement. Otherwise, such Demand Shelf Registration shall be on Form S-1 or another appropriate form and shall provide for the registration of such Registrable Securities for resale by such Holders in accordance with any reasonable method of distribution elected by the Holders.Supplements and Amendments. The Company shall supplement and amend any Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration if required by the Securities Act or as reasonably requested by the Holders covered by such Shelf Registration.Subsequent Holder Notice. If a Person becomes a Holder of Registrable Securities after a Shelf Registration becomes effective under the Securities Act, the Company shall, as promptly as is reasonably practicable following delivery of written notice to the Company of such Person becoming a Holder and requesting for its name to be included as a selling securityholder in the prospectus related to the Shelf Registration (a “Subsequent Holder Notice”):if required and permitted by applicable law, file with the Commission a supplement to the related prospectus or a post-effective amendment to the Shelf Registration so that such Holder is named as a selling securityholder in the Shelf Registration and the related prospectus in such a manner as to permit such Holder to deliver a prospectus to purchasers of the Registrable Securities in accordance with applicable law; (b) if, pursuant to Section 1.6(a), the Company shall have filed a post-effective amendment to the Shelf Registration that is not automatically effective, use its reasonable best efforts to cause such post-effective amendment to become effective under the Securities Act as promptly as is reasonably practicable, but in any event by the date that is ninety (90) days after the date such post-effective amendment is required by Section 1.6(a) to be filed; and (c) notify such Holder as promptly as is reasonably practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 1.6(a). Section 1.7. Underwritten Offering. Until the Registration Rights Termination Date, the Holders of Registrable Securities may from time to time after the Shelf Registration Statement becomes effective deliver a written notice to the Company (with copy to the other Holders) specifying that the sale of some or all of the Registrable Securities subject to the Shelf Registration is intended to be conducted through an underwritten offering, so long as the anticipated gross proceeds of such underwritten offering is not less than fifteen million dollars ($15,000,000) (unless the Holders are proposing to sell all of their remaining Registrable Securities) (the “Underwritten Offering”), provided the Company shall not be required to cooperate with respect to more than

4 three (3) such Underwritten Offerings in any twelve month period. In the event of an Underwritten Offering: The Holders of a majority of the Registrable Securities participating in the Underwritten Offering shall select the managing underwriter or underwriters to administer the Underwritten Offering; provided, that the choice of such managing underwriter or underwriters shall be subject to the consent of the Company, which is not to be unreasonably withheld, conditioned or delayed. (b) Notwithstanding any other provision of this Section 1.7, if the managing underwriter or underwriters of a proposed Underwritten Offering advises the Board of Directors of the Company that in its or their opinion the number of Registrable Securities requested to be included in such Underwritten Offering exceeds the number which can be sold in such Underwritten Offering in light of market conditions, the Registrable Securities shall be included on a pro rata basis upon the number of securities that each Holder shall have requested to be included in such offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter or underwriters. Section 1.8. Take-Down Notice. Until the Registration Rights Termination Date, subject to the other applicable provisions of this Agreement, at any time that any Shelf Registration Statement is effective, if a Holder delivers a notice to the Company (a “Take-Down Notice”) stating that it intends to effect a sale or distribution of all or part of its Registrable Securities included by it on any Shelf Registration Statement (a “Shelf Offering”) and stating the number of Registrable Securities to be included in such Shelf Offering, then, subject to the other applicable provisions of this Agreement, the Company shall amend or supplement the Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be sold and distributed pursuant to the Shelf Offering. Section 1.9. Block Trade. Until the Registration Rights Termination Date, if any Holder wishes to engage in an underwritten block trade or bought deal off of a Shelf Registration Statement (each, an “Underwritten Block Trade”), such Holder will notify the Company of the Underwritten Block Trade not less than two (2) Business Days prior to the day such offering is first anticipated to commence. The Company will promptly notify each other Holder of such Underwritten Block Trade and such notified Holders (each, a “Potential Participant”) may elect whether or not to participate no later than the next Business Day (i.e. one (1) Business Day prior to the day such offering is to commence), if the initiating Holder initially provides two (2) Business Days’ notice to the Company (unless a longer period is agreed to by the initiating Holder), and the Company will as expeditiously as possible use its reasonable best efforts to facilitate such Underwritten Block Trade (which may close as early as two (2) Business Days after the date it commences). Any Potential Participant’s request to participate in an Underwritten Block Trade shall be binding on the Potential Participant; provided, that each such Potential Participant that elects to participate may condition its participation on the Underwritten Block Trade being completed within ten (10) Business Days of its acceptance at a price per share (after giving effect to any underwriters’ discounts or commissions) to such Potential Participant of not less than ninety percent (90%) of the closing price for the shares on their principal trading market on the Business

5 Day immediately prior to such Potential Participant’s election to participate (the “Participation Conditions”). Section 1.10. Terms of Offering. Subject to the Participation Conditions (to the extent applicable), all determinations as to whether to complete any Shelf Offering or Underwritten Block Trade and as to the timing, manner, price and other terms of any Shelf Offering or Underwritten Block Trade contemplated by Section 1.8 and Section 1.9 shall be determined by the initiating Holder, and the Company shall use its reasonable best efforts to cause any Shelf Offering or Underwritten Block Trade to occur as promptly as practicable. ARTICLE II COMPANY REGISTRATION Section 2.1. Notice of Registration. Until the Registration Rights Termination Date, if at any time or from time to time the Company shall determine to file a registration statement with respect to an offering (or to make an underwritten public offering pursuant to a previously filed registration statement) of its Common Stock, whether or not for its own account (other than (i) a registration statement on Form S-4, Form S-8 or any successor forms, (ii) a registration relating solely to employment benefit plans, (iii) a registration the primary purpose of which is to register debt securities, or (iv) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities), the Company will: (a) promptly give to each Holder written notice thereof, which notice shall be given, to the extent reasonably practicable, no later than five (5) Business Days prior to the filing or launch date (except in the case of an offering that is an “overnight offering”, in which case such notice must be given no later than two (2) Business Days prior to the filing or launch date); and (b) subject to Section 2.2, include in such registration or underwritten offering (and any related qualification under blue sky laws or other compliance) all the Registrable Securities specified in a written request or requests made within three (3) Business Days after receipt of such written notice from the Company by any Holder (except in the case of an offering that is an “overnight offering”, in which case such notice must be given no later than one (1) Business Day prior to the filing or launch date). Section 2.2. Underwriting. The right of any Holder to registration pursuant to Section 1.7, Section 1.9 or this Article II shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. Each Holder proposing to distribute its securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into and perform such Holder’s obligations under an underwriting agreement with the managing underwriter selected for such underwriting by the Company or by the stockholders of the Company who have the right to select the underwriters (such underwriting agreement to be in the form negotiated by the Company or such stockholders, as the case may be). Notwithstanding

6 any other provision of this Article II, if the managing underwriter or underwriters of a proposed underwritten offering with respect to which Holders of Registrable Securities have exercised their piggyback registration rights advise the Board of Directors of the Company that in its or their opinion the number of Registrable Securities requested to be included in the offering thereby and all other securities proposed to be sold in the offering exceeds the number which can be sold in such underwritten offering in light of market conditions, the Registrable Securities and such other securities to be included in such underwritten offering shall be allocated, (a) first, in the event such offering was initiated by the Company and there was no Mandatory Conversion (as defined in the Certificate of Designations) within 60 days prior to such offering, up to the total number of securities that the Company has requested to be included in such registration, (b) second, and only if all the securities referred to in clause (a) have been included, up to the total number of securities that the Holders have requested to be included in such offering (pro rata based upon the number of securities that each of them shall have requested to be included in such offering), (c) third, and only if all the securities referred to in clause (b) have been included, up to the total number of securities that the Company or other holders of securities that have contractual rights to be included in such registration have requested to be included in such offering (pro rata based upon the number of securities that each of them shall have requested to be included in such offering) and (d) fourth, and only if all the securities referred to in clause (c) have been included, all other securities proposed to be included in such offering that, in the opinion of the managing underwriter or underwriters can be sold without having such adverse effect. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter or underwriters. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. Section 2.3. Right to Terminate Registration. The Company or the holders of securities who have caused a registration statement to be filed as contemplated by this Article II, as the case may be, shall have the right to have any registration initiated by it or them under this Article II terminated or withdrawn prior to the effectiveness thereof, whether or not any Holder has elected to include securities in such registration. ARTICLE III ADDITIONAL PROVISIONS REGARDING REGISTRATION RIGHTS Section 3.1. Registration Procedures. In the case of each registration effected by the Company pursuant to Article I or II, the Company will keep each Holder participating in such registration reasonably informed as to the status thereof and, at its expense, the Company will: (a) prepare and file with the Commission a registration statement with respect to such securities in accordance with the applicable provisions of this Agreement, provided that no Holder shall be identified as an underwriter in any such registration statement without the prior written consent of such Holder; (b) prepare and file with the Commission such amendments, including post- effective amendments, and supplements to such registration statement and the prospectus used in

7 connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement (including to permit the intended method of distribution thereof) and as may be necessary to keep the registration statement continuously effective for the period set forth in this Agreement; (c) furnish to the Holders participating in such registration and to their legal counsel copies of the registration statement proposed to be filed, and provide such Holders and their legal counsel the reasonable opportunity to review and comment on such registration statement; (d) furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus and final prospectus as the such underwriters may reasonably request in order to facilitate the public offering of such securities; (e) use reasonable best efforts to notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the Company’s knowledge of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and, subject to Section 3.1(n), at the request of any such Holder, prepare promptly and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchaser of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing; (f) use reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions; (g) in the event that the Registrable Securities are being offered in an underwritten public offering, enter into and perform its obligations under an underwriting agreement on customary terms and in accordance with the applicable provisions of this Agreement; (h) in connection with an underwritten public offering, cause its officers to use their reasonable best efforts to support the marketing of the Registrable Securities covered by such offering (including participation in “road shows” or other similar marketing efforts);

8 (i) if such securities are being sold through underwriters, (i) furnish, on the date that such Registrable Securities are delivered to the underwriters, an opinion, dated as of such date, of the legal counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and a “negative assurance letter,” dated as of such date, of the legal counsel representing the Company for purposes of such registration, in form and substance as is customarily given to underwriters, (ii) furnish, on the date of the underwriting agreement, and at the closing of the offering, a “cold comfort” letter dated as of each such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters; (j) use reasonable best efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock is then listed; (k) in connection with a customary due diligence review, make available for inspection by the Holders, any underwriter participating in any such disposition of Registrable Securities, if any, and any counsel or accountants retained by the Holders or underwriter (collectively, the “Offering Persons”), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information and participate in customary due diligence sessions in each case reasonably requested by any such representative, underwriter, counsel or accountant in connection with such registration statement, subject to customary confidentiality obligations to be agreed with the Offering Persons; (l) cooperate with the Holders and each underwriter or agent participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA; (m) as promptly as is reasonably practicable notify the Holders (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or other federal or state governmental authority for amendments or supplements to such registration statement or related prospectus or to amend or to supplement such prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for such purpose, (iv) if at any time the Company has reason to believe that the representations and warranties of the Company or any of its subsidiaries contained in any agreement (including any underwriting agreement contemplated by Section 3.1(g) above) cease to be true and correct or (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose;

9 (n) notwithstanding any other provision of this Agreement, the Company shall not be obligated to effect any Underwritten Offering or Shelf Offering within thirty (30) days prior to the Company’s good faith estimate of the date of filing of a registration statement for an underwritten public offering of the Company’s securities and for no more than a period of time after such a filing as the directors and executive officers of the Company are restricted from transfer pursuant to any lock-up agreements entered into in connection with such underwritten public offering of the Company’s securities, provided that such period shall not exceed ninety (90) days from the closing date of any such underwritten public offering and provided further that, for the avoidance of doubt, the Holders shall be entitled to the rights set forth in Section 2.1 with respect to any such underwritten offering; and (o) notwithstanding any other provision of this Agreement, if the Board of Directors of the Company has determined in good faith that the disclosure necessary for continued use of the prospectus and registration statement by the Holders could be materially detrimental to the Company, the Company shall have the right not to file or not to cause the effectiveness of any registration covering any Registrable Securities and to suspend the use of the prospectus and the registration statement covering any Registrable Security for such period of time as its use would be materially detrimental to the Company by delivering written notice of such suspension to all Holders listed on the Company’s records (which notice shall not contain material non-public information and which notice shall not be subject to any duty of confidentiality); provided, however, that in any 12-month period the Company may exercise the right to such suspension not more than twice. From and after the date of a notice of suspension under this Section 3.1(o), each Holder agrees to promptly suspend the use of the prospectus or registration statement until the earlier of (i) notice from the Company that such suspension has been lifted (which notice shall not contain material non-public information and which notice shall not be subject to any duty of confidentiality) or (ii) the day following the forty fifth (45th) day of suspension, at which time the Company shall be required to lift such suspension. Section 3.2. Limitation on Subsequent Registration Rights. From and after the date hereof, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would (i) allow such holder or prospective holder to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holders that are included; (ii) allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder; or (iii) otherwise conflict with the rights granted to the Holders herein. Section 3.3. Expenses of Registration. All Registration Expenses incurred in connection with any registration pursuant to Article I or II shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of the registered securities included in such registration.

10 Section 3.4. Information by Holders. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and their respective Affiliates, the Registrable Securities held by them and the distribution proposed by such Holder or Holders and their respective Affiliates as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement. It is understood and agreed that the obligations of the Company under Article I or II are conditioned on the timely provisions of the foregoing information by such Holder or Holders and, without limitation of the foregoing, will be conditioned on compliance by such Holder or Holders with the following: (a) such Holder or Holders will, and will cause their respective Affiliates to, cooperate with the Company in connection with the preparation of the applicable registration statement, and for so long as the Company is obligated to keep such registration statement effective, such Holder or Holders will and will cause their respective Affiliates to, provide to the Company, in writing and in a timely manner, for use in such registration statement (and expressly identified in writing as such), all information regarding themselves and their respective Affiliates and such other information as may be required by applicable law to enable the Company to prepare such registration statement and the related prospectus covering the applicable Registrable Securities owned by such Holder or Holders and to maintain the currency and effectiveness thereof; (b) during such time as such Holder or Holders and their respective Affiliates may be engaged in a distribution of the Registrable Securities pursuant to a registration statement, such Holder or Holders will, and they will cause their respective Affiliates to, comply with all laws applicable to such distribution, including Regulation M promulgated under the Exchange Act, and, to the extent required by such laws, will, and will cause their respective Affiliates to, among other things: (i) not engage in any stabilization activity in connection with the securities of the Company in contravention of such laws; (ii) distribute the Registrable Securities acquired by it solely in the manner described in the applicable registration statement or otherwise pursuant to an exemption from the registration requirements of the Securities Act; and (iii) if required by applicable law, cause to be furnished to each agent or broker-dealer to or through whom such Registrable Securities may be offered pursuant to a registration statement, or to the offeree if an offer is made directly by such Holder or Holders or their respective Affiliates pursuant to a registration statement, such copies of the applicable prospectus (as amended and supplemented to such date) and documents incorporated by reference therein as may be required by such agent, broker-dealer or offeree; (c) such Holder or Holders shall, and they shall cause their respective Affiliates to, permit the Company and its representatives and agents to examine such documents and records and will supply in a timely manner any information as they may be reasonably request to provide in connection with the offering or other distribution of Registrable Securities by such Holder or Holders; and

11 (d) on receipt of written notice from the Company of the happening of any of the events specified in Section 3.1(m) or Section 3.1(o), or that requires the suspension by such Holder or Holders and their respective Affiliates of the distribution of any of the Registrable Securities pursuant to a registration statement, owned by such Holder or Holders, then such Holders shall, and they shall cause their respective Affiliates to, cease offering or distributing the Registrable Securities, pursuant to a registration statement, owned by such Holder or Holders until the offering and distribution of the Registrable Securities owned by such Holder or Holders may, pursuant to a registration statement, recommence in accordance with the terms hereof and applicable law. Section 3.5. Rule 144 Reporting. With a view to making available the benefits of Rule 144 to the Holders, the Company agrees that, for so long as a Holder owns Registrable Securities, the Company will use reasonable best efforts to: (a) make and keep public information available, as those terms are understood and defined in Rule 144; (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and (c) so long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of the Exchange Act. ARTICLE IV INDEMNIFICATION Section 4.1. Indemnification by Company. To the extent permitted by applicable law, the Company will, with respect to any Registrable Securities as to which registration or qualification or compliance under applicable “blue sky” laws has been effected pursuant to this Agreement, indemnify each Holder, each Holder’s current and former officers, directors, partners and members, and each Person controlling such Holder within the meaning of Section 15 of the Securities Act, and each underwriter thereof, if any, and each Person who controls any such underwriter within the meaning of Section 15 of the Securities Act (collectively, the “Company Indemnified Parties”), against all expenses, claims, losses, damages and liabilities, joint or several, (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, preliminary prospectus, offering circular or other document, or any amendment or supplement thereto incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act, Exchange Act or state securities laws applicable to the Company in connection with any such registration, and the Company will reimburse each of the Company Indemnified Parties for any

12 reasonable legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, as such expenses are incurred. The indemnity agreement contained in this Section 4.1 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable to a Holder in any such case for any such loss, claim, damage, liability or action (a) to the extent that it arises out of or is based upon a violation or alleged violation of any state or federal law (including any claim arising out of or based on any untrue statement or alleged untrue statement or omission or alleged omission in the registration statement or prospectus) which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of any Holder or (b) in the case of a sale directly by a Holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such Holder engaging in a distribution solely on behalf of such Holder), such untrue statement or alleged untrue statement or omission or alleged omission was corrected in a final or amended prospectus, and such Holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities to the Person asserting any such loss, claim, damage or liability in any case in which such delivery is required by the Securities Act. Section 4.2. Indemnification by Holders. To the extent permitted by applicable law, each Holder will, if identified as a selling stockholder as to which such registration or qualification or compliance under applicable “blue sky” laws is being effected, indemnify, severally and not jointly, the Company, each of its current and former directors, officers, partners and members, and each Person who controls the Company within the meaning of Section 15 of the Securities Act (collectively, the “Holder Indemnified Parties”), against all expenses, claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, preliminary prospectus, offering circular or other document, or any amendment or supplement thereto incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by such Holder of any rule or regulation promulgated under the Securities Act, Exchange Act or state securities law applicable to such Holder, and will reimburse each of the Holder Indemnified Parties for any reasonable legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein, provided, however, that in no event shall any indemnity under this Section 4.2 payable by a Holder exceed the amount by which the net proceeds actually received by such Holder from the sale of Registrable Securities included in such registration exceeds the amount of any other losses, expenses, settlements, damages, claims and liabilities that such Holder has been required to pay by reason of such untrue or alleged untrue statement or omission or

13 alleged omission or violation. The indemnity agreement contained in this Section 4.2 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the applicable Holder (which consent shall not be unreasonably withheld or delayed), nor shall the Holder be liable for any such loss, claim, damage, liability or action where such untrue statement or alleged untrue statement or omission or alleged omission was corrected in a final or amended prospectus, and the Company or the underwriters failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities to the Person asserting any such loss, claim, damage or liability in any case in which such delivery is required by the Securities Act. Section 4.3. Notification. Each party entitled to indemnification under this Article IV (the “Indemnified Party”) shall give written notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld or delayed), and the Indemnified Party may participate in such defense at such party’s expense; provided, further, however, that an Indemnified Party (together with all other Indemnified Parties) shall have the right to retain one (1) separate counsel, with the reasonable fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be reasonably inappropriate due to conflicting interests between such Indemnified Party and any other party represented by such counsel in such proceeding. If such defense is assumed, the Indemnifying Party shall not be subject to any liability for any settlement made by the Indemnified Party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Article IV, only to the extent that, the failure to give such notice is materially prejudicial or harmful to an Indemnifying Party’s ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the prior written consent of each Indemnified Party (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. The indemnity agreements contained in this Article IV shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. The indemnification set forth in this Article IV shall be in addition to any other indemnification rights or agreements that an Indemnified Party may have. Section 4.4. Contribution. If the indemnification provided for in this Article IV is held by a court of competent jurisdiction to be unavailable to an Indemnified Party, other than pursuant to its terms, with respect to any claim, loss, damage, liability or action referred to therein, then, subject to the limitations contained in Article IV, the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such

14 Indemnified Party as a result of such claim, loss, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the actions that resulted in such claims, loss, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact related to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 4.4. In no event shall any Holder’s contribution obligation under this Section 4.4 exceed the amount by which the net proceeds actually received by such Holder from the sale of Registrable Securities included in such registration exceeds the amount of any other losses, expenses, settlements, damages, claims and liabilities that such Holder has been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission or violation. No Person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. ARTICLE V TERMINATION OF REGISTRATION RIGHTS; ASSIGNMENT Section 5.1. Termination of Registration Rights. This Agreement shall terminate on the Registration Rights Termination Date. The rights of any particular Holder to cause the Company to register securities under Articles I and II shall terminate with respect to such Holder upon the date upon which such Holder no longer holds any Registrable Securities. Section 5.2. Assignment. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to any Permitted Transferee in connection with any permitted transfer, assignment or other conveyance of Registrable Securities (other than a transfer pursuant to a registration statement or under Rule 144 promulgated under the Securities Act); provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee executes and delivers to the Company a joinder to this Agreement, in the form attached hereto as Exhibit B, agreeing to be bound by the terms and conditions of this Agreement as if such Person were a party hereto, whereupon such Person will be treated as a Holder for all purposes of this Agreement, with the same rights, benefits and obligations hereunder as a Holder with respect to the transferred Registrable Securities.

15 ARTICLE VI MISCELLANEOUS. Section 6.1. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and will become effective when one or more counterparts have been signed by a party and delivered to the other parties. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 6.1, provided that receipt of copies of such counterparts is confirmed. Section 6.2. Governing Law; Waiver of Jury Trial. (a) This Agreement shall be governed by, and construed in accordance with, the laws of the state of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the state of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the state of New York. (b) Any dispute relating hereto shall be heard in the courts of the state of New York located in New York County and the United States District Court for the Southern District of New York (each a “Chosen Court” and collectively, the “Chosen Courts”), and the parties agree to the exclusive jurisdiction and venue of the Chosen Courts. Such Persons further agree that any proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby or by any matters related to the foregoing (the “Applicable Matters”) shall be brought exclusively in a Chosen Court, and that any proceeding arising out of this Agreement or any other Applicable Matter shall be deemed to have arisen from a transaction of business in the state of New York, and each of the foregoing Persons hereby irrevocably consents to the jurisdiction of such Chosen Courts in any such proceeding and irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that such Person may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such Chosen Court or that any such proceeding brought in any such Chosen Court has been brought in an inconvenient forum. (c) Such Persons further covenant not to bring a proceeding with respect to the Applicable Matters (or that could affect any Applicable Matter) other than in such Chosen Court and not to challenge or enforce in another jurisdiction a judgment of such Chosen Court. (d) Process in any such proceeding may be served on any Person with respect to such Applicable Matters anywhere in the world, whether within or without the jurisdiction of any such Chosen Court. Without limiting the foregoing, each such Person agrees that service of process on such party as provided in Section 6.5 shall be deemed effective service of process on such Person. (e) Waiver of Jury Trial. EACH PARTY HERETO, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE

16 FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THIS AGREEMENT OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF. Section 6.3. Entire Agreement; No Third Party Beneficiary. This Agreement and the Subscription Agreement contain the entire agreement by and among the parties with respect to the subject matter hereof and all prior negotiations, writings and understandings relating to the subject matter of this Agreement. Except as provided in Article IV, this Agreement is not intended to confer upon any Person not a party hereto (or their successors and permitted assigns) any rights or remedies hereunder. Section 6.4. Expenses. Except as provided in Section 3.3, all fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including accounting and legal fees shall be paid by the party incurring such expenses. Section 6.5. Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given or made as follows: (a) if sent by registered or certified mail in the United States return receipt requested, upon receipt; (b) if sent by nationally recognized overnight air courier, one (1) Business Day after mailing; (c) if sent by e-mail transmission, when transmitted and receipt is confirmed; and (d) if otherwise actually personally delivered, when delivered, provided, that such notices, requests, demands and other communications are delivered to the address set forth below, or to such other address as any party shall provide by like notice to the other parties to this Agreement: If to the Company, to: Luna Innovations Incorporated 301 First Street SW, Suite 200 Roanoke, VA 24011 E-mail: graeffs@lunainc.com Attention: Scott Graeff with a copy (which shall not constitute notice) to: Cooley LLP Reston Town Center 11951 Freedom Drive 14th Floor Reston Virginia 20190-5640 E-mail: ddestefano@cooley.com Attention: Darren DeStefano

17 If to the Investors, to the addresses set forth on the signature pages hereto with a copy (which shall not constitute notice) to: Schulte Roth & Zabel LLP 919 Third Avenue New York, NY 10022 E-mail: Eleazer.Klein@srz.com; David.Curtiss@srz.com Attention: Eleazer Klein; David A. Curtiss Section 6.6. Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as provided in Section 5.2, no assignment of this Agreement or of any rights or obligations hereunder may be made by any party hereto without the prior written consent of the other parties hereto. Any purported assignment or delegation in violation of this Agreement shall be null and void ab initio. Section 6.7. Headings. The Section, Article and other headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. Section 6.8. Amendments and Waivers. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the Company and the Holders of a majority of the Registrable Securities outstanding at the time of such amendment. Any party hereto may, only by an instrument in writing, waive compliance by any other party or parties hereto with any term or provision hereof on the part of such other party or parties hereto to be performed or complied with. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder. Section 6.9. Interpretation; Absence of Presumption. (a) For the purposes hereof: (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires; (ii) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and paragraph references are to the Sections and paragraphs in this Agreement unless otherwise specified; (iii) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless

18 the context otherwise requires or unless otherwise specified; and (iv) the word “or” shall not be exclusive. (b) With regard to each and every term and condition of this Agreement, the parties hereto understand and agree that the same have or has been mutually negotiated, prepared and drafted, and if at any time the parties hereto desire or are required to interpret or construe any such term or condition, no consideration will be given to the issue of which party hereto actually prepared, drafted or requested any term or condition of this Agreement. Section 6.10. Severability. Any provision hereof that is held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, shall be ineffective only to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof, provided, however, that the parties will attempt in good faith to reform this Agreement in a manner consistent with the intent of any such ineffective provision for the purpose of carrying out such intent. (The next page is the signature page)

[Signature Page to Registration Rights Agreement] IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written. LUNA INNOVATIONS INCORPORATED By:/s/ Scott A. Graeff Name: Scott A. Graeff Title: Chief Executive Officer

[Signature Page to Registration Rights Agreement] INVESTORS WHITE HAT STRATEGIC PARTNERS II LP By: White Hat SP GP II LLC, its General Partner By:/s/ David J. Chanley Name: David J. Chanley Title: Managing Partner WHITE HAT LIGHTNING OPPORTUNITY LP BY: WH LIGHTNING GP LLC, its General Partner By:/s/ David J. Chanley Name: David J. Chanley Title: Managing Partner WHITE HAT STRUCTURED OPPORTUNITIES LP BY: WHSO GP LLC, its General Partner By:/s/ David J. Chanley Name: David J. Chanley Title: Managing Partner

EXHIBIT A DEFINED TERMS 1. The following capitalized terms have the meanings indicated: “Affiliate” of any Person means any Person, directly or indirectly, controlling, controlled by or under common control with such Person. “Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined under Rule 405. “Business Day” means any day other than a Saturday, a Sunday or any day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed. “Certificate of Designations” means the Certificate of Designations of the Company’s Series B Convertible Preferred Stock. “Commission” means the Securities and Exchange Commission. “Common Stock” means the Company’s common stock, par value $0.001 per share. “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time. “Holder” means (a) any Investor holding Registrable Securities and (b) any Permitted Transferee to which the rights under this Agreement have been transferred in accordance with Section 5.1. “Permitted Transferee” has the meaning given to such term in the Subscription Agreement. “Person” means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, other legal entity, or any government or governmental agency or authority. “register”, “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement. “Registrable Securities” means (a) any shares of Common Stock issued or issuable upon conversion of any shares of Convertible Preferred Stock including three years’ worth of accumulated Regulated Dividends (as defined in the Certificate of Designations) at the Regular Dividend Rate (as defined in the Certificate of Designations) as if accumulated pursuant to Section 5(a)(i)of the Certificate of Designations, (b) any other shares of Common Stock issued or issuable to Holders upon adjustments to the Conversion Price (as defined in the Certificate of Designations)

pursuant to the Certificate of Designations or acquired by the Holders in the open market or otherwise and (c) any Common Stock or other securities issued in respect of the securities described in clauses (a) or (b) above or this clause (c) upon any stock split, stock dividend, recapitalization, reclassification, merger, consolidation or similar event; provided, however, that the securities described in clauses (a), (b) and (c) above shall only be treated as Registrable Securities until the earliest of: (i) the date on which such security has been registered under the Securities Act and disposed of in accordance with an effective registration statement relating thereto; (ii) the date on which such security has been sold pursuant to Rule 144 (or another transaction that constitutes a sale under the Securities Act) and the security is no longer a Restricted Security; (iii) the Registration Rights Termination Date. and (iv) the date on which such security shall have ceased to be outstanding. “Registration Expenses” means (a) all expenses incurred by the Company in complying with Articles I and II, including, without limitation, all registration, qualification, listing and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration; and (b) the reasonable fees and expenses of any one counsel to the Holders (and one local counsel, if necessary); provided, however, that, in the case of this clause (b), such fees and expenses shall not exceed $50,000 with respect to any particular registration pursuant to Article I or II. “Registration Rights Termination Date” means the earlier of (i) the date that no Investors or their Permitted Transferees hold any shares of Convertible Preferred Stock or shares of Common Stock issued upon conversion of the Convertible Preferred Stock or (ii) the date that (a) the sum of (I) the shares of Common Stock issuable upon conversion of the Convertible Preferred Stock issued and outstanding as of such date of determination (without giving effect to any Ownership Limitation or Exchange Cap (each as defined in the Certificate of Designations)) plus (II) the shares of Common Stock previously issued to the Investors or their Permitted Transferees upon conversion of the Convertible Preferred Stock and, to the knowledge of the Company (based on the transfer agent’s book entry records or the public ownership filings of any Holder), still held by the Investors or their Permitted Transferees, equals less than five percent (5%) (provided that, solely with respect to Section 2.1, the percentage set forth in this clause (ii)(a)(II) shall be ten percent (10%)) of the Common Stock issued and outstanding as of such date of determination and (b) the Registrable Securities are able be sold pursuant to Rule 144 without any restrictions or limitation on transfer (and without the requirement for the Company to be in compliance with the current public information required under subsection (c)(1) of Rule 144). “Restricted Securities” means any Common Stock required to bear the legend set forth in Section 4.3(a) of the Subscription Agreement. “Rule 144” means Rule 144 promulgated under the Securities Act and any successor provision. “Rule 405” means Rule 405 promulgated under the Securities Act and any successor provision.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. “Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders. “Shelf Registration” means the Resale Shelf Registration, Subsequent Shelf Registration or Demand Registration, as applicable. “Shelf Registration Statement” means the Resale Shelf Registration Statement, Subsequent Shelf Registration Statement or Demand Registration Statement, as applicable. “WKSI” means a “well known seasoned issuer” as defined under Rule 405. 2. The following terms are defined in the Sections of the Agreement indicated: INDEX OF TERMS Term Section Agreement Preamble Applicable Matters Section 6.2(b) Chosen Court Section 6.2(b) Company Preamble Company Indemnified Parties Section 4.1 Demand Shelf Registration Section 1.4 Demand Shelf Registration Statement Section 1.4 Effectiveness Deadline Section 1.1 Effectiveness Period Section 1.2 Holder Indemnified Parties Section 4.2 Indemnified Party Section 4.3 Indemnifying Party Section 4.3 Investor Preamble Participation Conditions Section 1.9 Potential Participant Section 1.9 Resale Shelf Registration Section 1.1

Resale Shelf Registration Statement Section 1.1 Subscription Agreement Preamble Subsequent Holder Notice Section 1.6 Subsequent Shelf Registration Section 1.3 Subsequent Shelf Registration Statement Section 1.3 Underwritten Block Trade Section 1.9 Underwritten Offering Section 1.7

EXHIBIT B FORM OF JOINDER TO REGISTRATION RIGHTS AGREEMENT The undersigned is executing and delivering this Joinder (this “Joinder”) pursuant to the Registration Rights Agreement dated as of [●], 2023 (as the same may hereafter be amended, the “Registration Rights Agreement”), by and among Luna Innovations Incorporated, a Delaware corporation, and the other persons named as parties therein. Capitalized terms used herein have the meaning set forth in the Registration Agreement. By executing and delivering this Joinder, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a Holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement and the undersigned will be deemed for all purposes to be a Holder and the undersigned’s shares of Common Stock issued or issuable upon conversion of any shares of Convertible Preferred Stock will be deemed for all purposes to be Registrable Securities under the Registration Rights Agreement. Accordingly, the undersigned has executed and delivered this Joinder as of the ___ day of _____________, 20__. HOLDER: [•] By:_______________________________ Name: Title: Address for Notices: [•] [•] [•] [•] Agreed and Accepted as of the ___ day of __ , 20____ LUNA INNOVATIONS INCORPORATED By:_______________________________ Name: Title: